Exhibit 10.74

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of the 23rd day of December, 2004, by LIONBRIDGE TECHNOLOGIES, INC., a Delaware corporation (“LTI”), LIONBRIDGE US, INC., a Delaware corporation (“LBUS”), MENTORIX TECHNOLOGIES, INC., a California corporation (“Mentorix”), VERITEST, INC., Delaware corporation (“VeriTest”, and collectively with LTI, LBUS and Mentorix, the “Domestic Borrowers”), in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (“Wachovia”), HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association (“HSBC”), and HSBC BANK USA, NATIONAL ASSOCIATION, as administrative agent (the “Agent”) for itself and Wachovia and HSBC as lenders (hereinafter, Wachovia, HSBC and the Agent collectively, the “Secured Party”). As used herein, the term “Grantors” shall refer collectively to LTI, LBUS, VeriTest, Mentorix and each Joinder Party (as defined herein), if any; the term “Grantor” shall refer individually to any of the foregoing. As used herein, the term “Lenders” shall refer collectively to HSBC and Wachovia.

WHEREAS, the Domestic Borrowers have requested from the Lenders, and the Lenders have agreed to extend, credit under a $35,000,000 commercial revolving loan facility, of which up to $25,000,000 in the aggregate may be available to the Domestic Borrowers from time to time for revolving loan advances and letters of credit and of which up to $15,000,000 in the aggregate may be available to Lionbridge Technologies Holdings, B.V. and Lionbridge Technologies Ireland (collectively, the “Foreign Borrowers”) for revolving loan advances; and

WHEREAS, in order to memorialize their understandings and agreements with respect to the requested extensions of credit, the Domestic Borrowers, the Foreign Borrowers and the Secured Party have this date entered into that certain Credit Agreement (as amended and in effect from time to time, the “Credit Agreement”); and

WHEREAS, as a condition precedent to the Lenders’ extensions of credit to the Domestic Borrowers and the Foreign Borrowers under the Credit Agreement, the Grantors have agreed to jointly and severally and unconditionally guaranty (a) the Obligations (as defined in the Credit Agreement) of the Domestic Borrowers and (b) the Obligations of the Foreign Borrowers, in each case to Secured Party; and

WHEREAS, in order to memorialize their understandings and agreements with respect to the joint and several guaranty of the Obligations of the Borrowers, the Domestic Borrowers have on this date entered into a certain Guaranty Agreement in favor of the Agent on behalf of the Secured Party (the “Guaranty”); and

WHEREAS, it is a condition precedent to the Lenders’ extension of credit to the Domestic Borrowers and the Foreign Borrowers under the Credit Agreement that the Grantors execute and deliver to the Agent a security agreement in substantially the form hereof; and

WHEREAS, each of the Grantors desires to grant a first priority security interest in favor of the Agent, for the benefit of Secured Party, in the Collateral (as defined below) owned by such Grantor, as security for the Secured Obligations (as defined below).

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, as follows:

1. Definitions; Rules of Interpretation. Unless otherwise defined herein, all capitalized terms used herein without definitions (whether in the plural or singular form), including, but not limited to, the terms “Obligations”, “Loan Documents”, “Default” and “Event of Default”, shall have the respective meanings provided therefor in the Credit Agreement. The term “State”, as used herein, means the State of New York. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9. The rules of interpretation specified in Article 1 of the Credit Agreement shall be applicable to this Agreement. No reference to “proceeds” in this Agreement authorizes any sale, transfer, or other disposition of Collateral by Grantor. The following terms shall have the following meanings:

“Contested Liens” means any Liens incurred in respect of any and all property and other taxes, assessments and special assessments, levies, fees and all governmental charges imposed on or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law against, all or any portion of the Collateral, in each case to the extent that the amounts owing in respect thereof are not yet delinquent or are being contested and otherwise comply with Section 9(f).

“Excluded Property” means, collectively:

(a) any investment property or certificated or uncertificated securities that are expressly excluded from the Collateral to be pledged pursuant to Section 8.13(c)(iii) of the Credit Agreement;

(b) all property (including Real Estate) of any Grantor that is expressly excluded from the Collateral to be pledged pursuant to Section 8.13(c)(ii) of the Credit Agreement;

(c) equipment owned by any Grantor on the date hereof or hereafter acquired that is subject to a Lien securing a purchase money obligation or capital lease obligation permitted to be incurred under the Credit Agreement; and

(d) any lease, license, contract, property right or agreement to which any Grantor is party, or any license, consent, permit, variance, certification, authorization or approval of any Governmental Authority (or any Person acting on behalf of any Governmental Authority) of which any Grantor is the owner or beneficiary, or any of its rights or interests thereunder, if and for so long as the grant of such security interest shall constitute or result in (1) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (2) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property right or agreement or such license, consent, permit, variance, certification, authorization or approval (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law or principles of equity);

provided, however, that in each case described above, such property of a Grantor shall constitute “Excluded Property” only to the extent and for so long as the exclusion or other situation creating a breach, termination or default shall continue and, upon the termination of such exclusion or prohibition (however occurring), such property shall cease to constitute “Excluded Property.”

“Secured Obligations” means all Obligations of the Domestic Borrowers and each Joinder Party, if any.

2. Grant of Security Interest.

(a) Each Grantor hereby grants to the Agent, for the benefit of the Secured Party, to secure the payment and performance in full of all Secured Obligations, a security interest in and so pledges and assigns to the Agent the following properties, assets and rights of such Grantor, wherever located, whether now owned or hereafter acquired or arising, and any and all proceeds and products of any thereof (all of the same being hereinafter called the “Collateral”): all personal and fixture property of every kind and nature including, without limitation, all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles and software), including all patents, trademarks, applications and registrations thereof, service marks and other intellectual property, but excluding all Excluded Property. The Agent acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to Grantors’ compliance with §4.7.

(b) For avoidance of doubt, the security interest created by this Agreement shall not extend to, and the term “Collateral” shall not include, any Excluded Property. The Grantors shall from time to time at the reasonable request of the Agent give written notice to the Agent identifying in reasonable detail the Excluded Property and shall provide to the Agent such other information regarding the Excluded Property as the Agent may reasonably request.

3. Authorization to File Financing Statements. Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any filing office in any relevant Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State, or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. Each of the Grantors agrees to furnish any such information to Secured Party or Agent promptly upon the Agent’s request. Each of the Grantors also ratifies its authorization for Secured Party or Agent to have filed in any relevant Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto relating to the Collateral if filed prior to the date hereof.

4. Other Actions. To further the attachment, perfection and first priority of, and the ability of the Agent to enforce, the Agent’s security interest in the Collateral, and without limitation on the Grantors’ other obligations under this Agreement, each of the Grantors agrees, in each case at each Grantor’s expense, to take the following actions with respect to the following Collateral owned by each Grantor:

4.1 Promissory Notes and Tangible Chattel Paper. If any Grantor shall at any time hold or acquire any promissory notes or tangible chattel paper, and the amounts payable that are evidenced by any promissory notes or tangible chattel paper not previously delivered to the Agent exceeds $250,000 in the aggregate for all Grantors, such Grantor shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify.

4.2 Deposit Accounts. For each deposit account that any of the Grantors at any time opens or maintains, the Grantor shall, at the Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Agent, either (a) cause the depositary bank to comply at any time with instructions from the Agent to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of the Grantor, or (b) arrange for the Agent to become the customer of the depositary bank with respect to the deposit account, with the Grantor being permitted, only with the consent of the Agent (which consent shall, so long as no Event of Default has occurred and is continuing, be promptly given), to exercise rights to withdraw funds from such deposit account. The provisions of this paragraph shall not apply to (i) any deposit account for which a Grantor, the depositary bank and the Agent have entered into a cash collateral agreement specially negotiated among such Grantor, the depositary bank and the Agent for the specific purpose set forth therein, (ii) a deposit account for which the Agent is the depositary bank and is in automatic control, and (iii) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of a Grantor’s salaried employees.

4.3 Investment Property. If any Grantor shall at any time hold or acquire any certificated securities (other than any certificated securities that are Excluded Property), such Grantor shall promptly endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify. If any securities (other than any uncertificated securities that are Excluded Property) now or hereafter acquired by such Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall promptly notify the Agent thereof and, at the Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Agent, either (a) cause the issuer to agree to comply with instructions from the Agent as to such securities, without further consent of such Grantor or such nominee, or (b) arrange for the Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by such Grantor (other than any securities or other investment property that are Excluded Property) are held by such Grantor or its nominee through a securities intermediary or commodity intermediary, such Grantor shall promptly notify the Agent thereof and, at the Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Agent, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Agent to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Agent to such commodity intermediary, in each case without further consent of such Grantor or such nominee, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Agent to become the entitlement holder with respect to such investment property, with such Grantor being permitted, only with the consent of the Agent (which consent shall, so long as no Event of Default has occurred and is continuing, be promptly given), to exercise rights to withdraw or otherwise deal with such investment property. The Agent agrees with the Grantors that it shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Grantors, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Loan Documents, would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Agent is the securities intermediary.

4.4 Collateral in the Possession of a Bailee. If any Collateral of such Grantor is at any time in the possession of a bailee, such Grantor shall promptly notify the Agent thereof and, at the Agent’s reasonable request and option, shall use its commercially reasonable efforts to obtain as soon as practicable an acknowledgement from the bailee, in form and substance reasonably satisfactory to the Agent, that the bailee holds such Collateral for the benefit of the Agent, and that such bailee agrees to comply, without further consent of such Grantor, with instructions from the Agent as to such Collateral; provided, however, that (i) the foregoing shall not be required if the value of the Collateral held by such bailee is less than $250,000, (ii) the aggregate value of the Collateral held by all such bailees who have not delivered such acknowledgment is less than $250,000, and (iii) until such instructions are given by the Agent, the Grantor may withdraw such Collateral and otherwise deal with such Collateral. The Agent agrees with the Grantors that the Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Grantors with respect to the bailee.

4.5 Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in §16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Agent thereof and, at the request and option of the Agent, shall take such action as the Agent may reasonably request to vest in the Agent control, under §9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, §16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The requirement in the preceding sentence shall apply to the extent that such amount, together with all other amounts payable evidenced by electronic chattel paper or any transferable record in which the Agent has not been vested control within the meaning of the statutes described in this paragraph exceeds $250,000 in the aggregate for all Grantors. The Agent agrees with the Grantors that the Agent will arrange, pursuant to procedures satisfactory to it and so long as such procedures will not result in its loss of control, for the Grantors to make alterations to such electronic chattel paper or transferable record permitted under UCC §9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or §16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

4.6 Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor, such Grantor shall promptly notify the Agent thereof and, at the request and option of the Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Agent, either (i) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to the Agent of the proceeds of any drawing under such letter of credit or (ii) arrange for the Agent to become the transferee beneficiary of such letter of credit, with the Agent agreeing, in each case, that the proceeds of any drawing under such letter of credit are to be held by the Agent as cash collateral for the Secured Obligations. The Agent shall, so long as no Event of Default has occurred and is continuing, disburse all such proceeds so held as cash collateral directly to such Grantor; provided, however, that Agent may, if an Event of Default has occurred and is continuing, at its sole option, apply all or any part of such proceeds to the Secured Obligations as provided in the Credit Agreement. The actions in the preceding two sentences shall be taken to the extent that the amount under such letter of credit, together with all amounts under letters of credit for which the actions described above in clause (i) and (ii) have not been taken, exceeds $250,000 in the aggregate for all Grantors.

4.7 Commercial Tort Claims. If any Grantor shall at any time hold or acquire a commercial tort claim having a value, together with all other commercial tort claims of all Grantors in which the Agent does not have a security interest, in excess of $250,000 in the aggregate, such Grantor shall immediately notify the Agent in a writing signed by such Grantor of the particulars thereof and grant to the Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Agent.

4.8 Other Actions as to any and all Collateral. Each of the Grantors further agrees, at the request and option of the Agent, to take any and all other actions the Agent may determine to be reasonably necessary or useful for the attachment, perfection and first priority of, and the ability of the Agent to enforce, the Agent’s security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that such Grantor’s signature thereon is required therefor, (b) except with respect to motor vehicles owned by such Grantor, causing the Agent’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Agent to enforce, Agent’s security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Agent to enforce, the Agent’s security interest in such Collateral, (d) using commercially reasonable efforts to obtain, if possible, governmental and other third party waivers, consents and approvals in form and substance reasonably satisfactory to the Agent, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (e) using commercially reasonable efforts to obtain waivers from mortgagees and landlords in form and substance reasonably satisfactory to the Agent, and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Agent to be applicable in any relevant Uniform Commercial Code or other jurisdiction, excluding any foreign jurisdiction.

5. Relation to Other Security Documents. The provisions of this Agreement supplement the provisions of any intellectual property security agreement granted by the Grantors to the Agent and Secured Party which secures the payment or performance of any of the Secured Obligations. Nothing contained in any such intellectual property security agreement shall derogate from any of the rights or remedies of Secured Party hereunder.

6. Representations and Warranties Concerning Grantor’s Legal Status. Each of the Grantors is, concurrently with the execution of this Agreement, delivering to the Agent a certificate signed by such Grantor and entitled “Perfection Certificate” (a “Perfection Certificate”). Each of the Grantors represents and warrants as of the date hereof to Secured Party as follows:

(a) such Grantor’s exact legal name is that indicated on its Perfection Certificate and on the signature page hereof;

(b) such Grantor is an organization of the type, and is organized in the jurisdiction set forth in its Perfection Certificate;

(c) such Grantor’s Perfection Certificate accurately sets forth such Grantor’s organizational identification number or accurately states that such Grantor has none;

(d) such Grantor’s Perfection Certificate accurately sets forth such Grantor’s place of business or, if more than one, its chief executive office, as well as such Grantor’s mailing address, if different; and

(e) all other information set forth on the Perfection Certificate pertaining to such Grantor is accurate and complete.

7. Covenants Concerning Grantor’s Legal Status. Each of the Grantors covenants with Secured Party as follows: (a) without providing at least thirty (30) days’ prior written notice to Agent, such Grantor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if such Grantor does not have an organizational identification number and later obtains one, such Grantor shall forthwith notify Agent of such organizational identification number, and (c) such Grantor will not change its type of organization, jurisdiction of organization or other legal structure except as expressly permitted under the Credit Agreement.

8. Representations and Warranties Concerning Collateral, Etc. Each of the Grantors further represents and warrants to Secured Party as follows:

(a) such Grantor is or will be the owner of, or has or will have other rights in or power to transfer, the Collateral owned by it on the date hereof or acquired by it from time to time after the date hereof, free from any right or claim of any other Person or any adverse Lien, except for the security interest created by this Agreement and other Liens permitted by the Credit Agreement;

(b) none of the Collateral owned by it constitutes, or is the proceeds of, “farm products” as defined in §9-102(a)(34) of the Uniform Commercial Code of the State;

(c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral;

(d) as of the date hereof, such Grantor holds no commercial tort claim except as indicated on its Perfection Certificate;

(f) as of the date hereof, all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete in all material respects; and

(g) as of the date hereof, there has been no material change in any information provided in the Perfection Certificate since the date on which it was executed by such Grantor.

9. Covenants Concerning Collateral, Etc. Each of the Grantors further covenants with Secured Party as follows:

(a) the tangible equipment or inventory constituting Collateral owned by the Grantor, to the extent not delivered to the Agent pursuant to §4, will be kept at those locations listed on the Grantor’s Perfection Certificate and the Grantor will not remove such Collateral from such locations, without providing at least thirty (30) days’ prior written notice to the Agent (with the exception of (i) the movement of inventory sold by the Grantor in the ordinary course of the Grantor’s business and (ii) movement of such equipment or inventory within the United States among Grantors or Affiliates of Grantors, the value of which does not exceed in any one instance $50,000);

(b) except for the security interest herein granted and Liens permitted by the Credit Agreement, the Grantor shall own the Collateral pledged by it free from any right or claim of any other Person or any Liens, and such Grantor shall defend title to the Collateral pledged by it hereunder and the security interest therein and the Lien thereon granted to the Agent against all claims and demands of all Persons at any time claiming the same or any interests therein adverse to the Agent (other than Contested Liens);

(c) the Grantor shall not pledge, mortgage or create, or suffer to exist any right of any Person in or claim by any Person to the Collateral owned by it, or any Lien on the Collateral owned by it in favor of any Person, other than the Agent, except for Liens permitted by the Credit Agreement;

(d) the Grantor will keep the Collateral in good order and repair, ordinary wear and tear excepted, and will not use the same in violation of law or any policy of insurance thereon, to the extent required by the Credit Agreement;

(e) the Grantor will permit the Agent, or its designee, upon reasonable prior written notice, to inspect the Collateral owned by it at any reasonable time during normal business hours, wherever located, to the extent and subject to the conditions provided in the Credit Agreement;

(f) the Grantor will pay promptly when due or apprised of all taxes, assessments, governmental charges and levies upon the Collateral owned by it or incurred in connection with the use or operation of the Collateral owned by it or incurred in connection with this Agreement, except for such taxes, assessments and governmental charges being contested by the Grantor in good faith, and except as permitted by the Credit Agreement;

(h) the Grantor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral owned by it or any interest therein, except for dispositions permitted by the Credit Agreement.

10. Insurance. Each of the Grantors will maintain and continue in full force and effect with financially sound and reputable insurers any and all insurance required by and upon the terms and conditions set forth in Section 8.6 of the Credit Agreement.

11. Collateral Protection Expenses; Preservation of Collateral.

11.1 Expenses Incurred by Administrative Agent. In the Agent’s discretion, if any of the Grantors fails to do so, the Agent may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. The Grantors jointly and severally agree to reimburse Agent for all expenditures so made in accordance with Sections 16.2 and 16.3 of the Credit Agreement. The Agent shall have no obligation to the Grantors to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any Default or Event of Default.

11.2 Administrative Agent’s Obligations and Duties. Nothing herein shall relieve any Grantor from the performance of any contract or agreement on such Grantor’s part to be performed or observed under or in respect of any of the Collateral pledged by it at any time prior to the sale, assignment or transfer of such Collateral in accordance with this Agreement or from any liability to any Person under or in respect of any of the Collateral pledged by such Grantor. Neither the Agent nor any other Secured Party shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Agent or any other Secured Party of any payment relating to any of the Collateral, nor shall the Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Agent or any Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Agent or to which the Agent or any Secured Party may be entitled at any time or times. The Agent’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under §9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Agent deals with similar property for its own account.

12. Securities and Deposits. The Agent may at any time during which an Event of Default has occurred and is continuing, at its option and in accordance with applicable law, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Secured Obligations. Whether or not any Secured Obligations are due, the Agent may, if an Event of Default has occurred and is continuing, in accordance with applicable law, demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Secured Obligations, any deposits or other sums at any time credited by or due from the Agent or any Secured Party to any of the Grantors may at any time be applied to or set off against any of the Secured Obligations then due and owing in accordance with Section 16.1 of the Credit Agreement.

13. Notification to Account Debtors and Other Persons Obligated on Collateral. If an Event of Default shall have occurred and be continuing, each of the Grantors shall, at the request and option of the Agent, notify account debtors and other Persons obligated on any of the Collateral pledged by such Grantor of the security interest of the Agent in any account, chattel paper, general intangible, instrument or other Collateral pledged by such Grantor and that payment thereof is to be made directly to the Agent, or to any financial institution designated by the Agent as the Agent’s agent therefor, and the Agent may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon any of the Grantors, so notify account debtors and other Persons obligated on Collateral. After making such a request or giving any such notification, each Grantor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by such Grantor in trust for the benefit of the Agent, without commingling the same with other funds of such Grantor, and shall turn the same over to the Agent in the identical form received, together with any necessary endorsements or assignments. The Agent shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Agent to the Secured Obligations in accordance with the Credit Agreement, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

14. Power of Attorney.

14.1 Appointment and Powers of Secured Party. Each of the Grantors hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Grantor or in the Agent’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments consistent with the provisions of the Loan Documents that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following:

(a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at each of the Grantors’ own expense, at any time, or from time to time, all acts and things which the Agent deems necessary or useful to protect, preserve or realize upon the Collateral and the Agent’s security interest therein, in order to effect the intent of this Agreement, all at least as fully and effectively as the Grantors might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state, local or other agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Grantors, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Agent so elects, with a view to causing the liquidation of assets of the issuer of any such securities, and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(b) to the extent that the Grantors’ authorization given in §3 is not sufficient, to file such financing statements with respect hereto, with or without any Grantor’s signature, or a photocopy of this Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in any Grantor’s name such financing statements and amendments thereto and continuation statements which may require any Grantor’s signature.

14.2 Ratification by Grantor. To the extent permitted by law, each of the Grantors hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

14.3 No Duty on Secured Party. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Each of Secured Party and the Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any of the Grantors for any act or failure to act, except for Secured Party’s or the Agent’s own gross negligence or willful misconduct.

15. Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Agent, without any other notice to or demand upon any of the Grantors, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies which may be provided to a secured party in any jurisdiction in which Collateral is located, all in accordance with applicable law, including, without limitation, the right to (a) take possession of the Collateral, and for that purpose the Agent may, so far as the Grantors can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom, and (b) locate, disable or take possession of the Collateral by electronic, digital, magnetic or wireless optical electromagnetic or similar means after giving any notices required under applicable law. The Agent may in its discretion require the Grantors to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of a Grantor’s principal office(s) or at such other locations as the Agent may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent shall give to the Grantors at least ten (10) Business Days’ prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Each of the Grantors hereby acknowledges that ten (10) Business Days’ prior written notice of such sale or sales shall be reasonable notice.

16. Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each of the Grantors acknowledges and agrees that it is commercially reasonable for the Agent (a) to fail to incur expenses reasonably deemed significant by the Agent to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Each of the Grantors acknowledges that the purpose of this §16 is to provide non-exhaustive indications of what actions or omissions by the Agent would fulfill the Agent’s duties under the Uniform Commercial Code or other law of the State or any other relevant jurisdiction in the Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this §16. Without limitation upon the foregoing, nothing contained in this §16 shall be construed to grant any rights to any of the Grantors or to impose any duties on the Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this §16.

17. No Waiver by the Agent, etc. The Agent shall not be deemed to have waived any of its rights or remedies in respect of the Secured Obligations or the Collateral unless such waiver shall be in writing and signed by the Agent. No delay or omission on the part of the Agent in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Agent with respect to the Secured Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Agent deems expedient.

18. Suretyship Waivers by Grantor. Each of the Grantors waives, to the extent permitted by applicable law, demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Secured Obligations and the Collateral, each of the Grantors assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Agent may deem reasonably advisable. The Agent shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in §11.2. Each of the Grantors further waives, to the extent permitted by applicable law, any and all other suretyship defenses.

19. Marshalling. Neither the Agent nor any Secured Party shall be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Agent or any Secured Party hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Agent deems expedient. To the extent that it lawfully may, each of the Grantors hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each of the Grantors hereby irrevocably waives the benefits of all such laws.

20. Proceeds of Dispositions; Expenses. The Grantors shall jointly and severally pay to the Agent, within ten Business Days’ after written demand therefor, any and all reasonable and documented expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by the Agent in protecting, preserving or enforcing the Agent’s rights and remedies under or in respect of any of the Secured Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of the Collateral shall, to the extent actually received in cash, be applied to the payment of the Secured Obligations in accordance with Section 13.4 of the Credit Agreement. Upon the final payment and satisfaction in full of all of the Secured Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Grantors. In the absence of final payment and satisfaction in full of all of the Secured Obligations, the Domestic Borrowers shall remain liable for any deficiency.

21. Overdue Amounts. Until paid, all amounts due and payable by the Grantors hereunder shall be a debt secured by the Collateral.

22. Notices. Except as otherwise expressly provided in the Credit Agreement, all notices and other communications made or required to be given pursuant to this Security Agreement shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by facsimile and confirmed by delivery via courier or postal service, addressed as follows:

(a) if to the Grantors, at Lionbridge Technologies, Inc., 1050 Winter Street, Suite 2300, Waltham, Massachusetts 02451, Attn: Stephen Lifshatz, or at such other address for notice as the Grantors shall last have furnished in writing to the Agent;

(b) if to the Agent, at 99 High Street, 16th Floor, Boston, Massachusetts 02110, Attention: Kenneth V. McGraime, Senior Vice President, or such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

(c) if to any other Secured Party, at such Secured Party’s address set forth on Schedule 1 to the Credit Agreement, or such other address for notices as such Secured Party shall have last furnished in writing to the Person giving the notice.

Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile, at the time of the receipt thereof or the sending of such facsimile (or, if such facsimile is not received during business hours, on the next Business Day) and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

23. Governing Law; Consent to Jurisdiction; Prejudgment Remedies; Waivers.

(a) THIS SECURITY AGREEMENT IS A CONTRACT UNDER THE LAW OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

(b) EACH GRANTOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS SECURITY AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON SUCH GRANTOR BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT THE ADDRESS SPECIFIED IN §22, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. EACH GRANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(c) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR THE SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OBLIGOR IN ANY OTHER JURISDICTION AS PERMITTED BY APPLICABLE LAW.

(d) EACH GRANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN ANY COURT SET FORTH IN THIS §23. EACH GRANTOR

HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT OR TO SUCH MANNER OF SERVICE OF PROCESS.

(e) EACH GRANTOR REPRESENTS, WARRANTS AND ACKNOWLEDGES THAT THE TRANSACTIONS OF WHICH THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE A PART ARE COMMERCIAL TRANSACTIONS. EACH OF THE GRANTORS HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ITS RIGHT TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE AGENT OR THE SECURED PARTY MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS. FURTHER, IN THE EVENT SECURED PARTY OR AGENT SEEKS TO TAKE POSSESSION OF ANY OR ALL OF ANY OF SUCH GRANTOR’S PROPERTIES OR OTHER ASSETS BY COURT PROCESS OR OTHER METHOD AVAILABLE UNDER THE LAW, SUCH GRANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY BOND AND ANY SURETY OR SECURITY RELATING THERETO REQUIRED BY ANY STATUTE, COURT RULE OR OTHERWISE AS AN INCIDENT TO SUCH POSSESSION, AND WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY DEMAND FOR POSSESSION PRIOR TO THE COMMENCEMENT OF ANY SUIT OR ACTION TO RECOVER WITH RESPECT THERETO. SPECIFICALLY, EACH GRANTOR RECOGNIZES AND UNDERSTANDS THAT THE EXERCISE OF SECURED PARTY’S AND AGENT’S RIGHTS DESCRIBED ABOVE MAY RESULT IN THE ATTACHMENT OF OR LEVY AGAINST SUCH GRANTOR’S PROPERTY, AND, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SUCH WRIT FOR A PREJUDGMENT REMEDY WILL NOT HAVE THE PRIOR WRITTEN APPROVAL OR SCRUTINY OF A COURT OF LAW OR OTHER JUDICIAL OFFICER AND, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, GRANTORS WILL NOT HAVE THE RIGHT TO ANY NOTICE OR PRIOR HEARING WHERE GRANTORS MIGHT CONTEST SUCH A PROCEDURE. THE INTENT OF THE GRANTORS IS TO GRANT TO SECURED PARTY FOR GOOD AND VALUABLE CONSIDERATION, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO OBTAIN SUCH A PREJUDGMENT REMEDY AND TO EXPRESS ITS BELIEF THAT ANY SUCH PREJUDGMENT REMEDY OBTAINED IS VALID AND CONSTITUTIONAL UNLESS A COURT OF COMPETENT JURISDICTION SHOULD DETERMINE OTHERWISE. FURTHER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE GRANTORS HEREBY WAIVES DEMAND, PRESENTMENT FOR PAYMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, DILIGENCE IN COLLECTION, NOTICE OF NONPAYMENT OF THIS AGREEMENT AND ANY NOTES AND ANY AND ALL NOTICES OF A LIKE NATURE. FURTHER, TO THE EXTENT NOT OTHERWISE EXPRESSLY PROVIDED HEREIN, EACH OF THE GRANTORS EXPRESSLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL DEFENSES OF SURETYSHIP OR IMPAIRMENT OF COLLATERAL.

24. Additional Waivers; Jury Trial and Certain Damages. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY LITIGATION, ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS SECURITY AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE AGENT OR ANY OTHER SECURED PARTY RELATING TO THIS SECURITY AGREEMENT AND AGREES THAT IT WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY THIS SECURITY AGREEMENT. Except as prohibited by law, each of the Grantors hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Grantors (a) certifies that no representative, agent or attorney of Secured Party or the Agent has represented, expressly or otherwise, that the Secured Party or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Agent and the Secured Party have been induced to enter into this Security Agreement by, among other things, the waivers and certifications contained herein.

25. Entire Agreement; Severability.

25.1 Entire Agreement. This Agreement and the other Loan Documents are intended by the parties as the final, complete and exclusive statement of the transactions evidenced by this Agreement and the other Loan Documents. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superceded by this Agreement and the other Loan Documents, and no party is relying on any promise, agreement or understanding not set forth in this Agreement or the other Loan Documents. Nothing in this Agreement or the other Loan Documents, express or implied, is intended to confer upon any party other than the parties hereto and thereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

25.2 Severability. The provisions of this Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

26. Joinder Covenant. Each of the Grantors hereby covenants and agrees to cause each Subsidiary of LTI existing and organized under the laws of any State of the United States of America which, from time to time after the date hereof shall be required to pledge any assets to the Agent for the benefit of the Secured Party pursuant to Section 8.13 of the Credit Agreement, to become a party to this Agreement (each, a “Joinder Party”) as fully as if such Joinder Party were an original signatory hereto and to be bound by all the terms, provisions and conditions contained herein and to grant in favor of the Agent, for the benefit of Secured Party and the Agent, a first priority security interest in the Collateral of such Joinder Party by executing and delivering to Agent a Joinder Agreement substantially in the form set forth in Exhibit A attached hereto within thirty (30) days of the date on which such Subsidiary was acquired or created. Upon such execution and delivery, such Subsidiary shall constitute a “Grantor” for all purposes hereunder with the same force and effect as if originally named as a Grantor hereunder.

27. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon each of the Grantors and its respective successors and assigns, and shall inure to the benefit of Secured Party and its successors and assigns. Each of the Grantors acknowledges receipt of a copy of this Agreement.

28. Joint and Several Nature of Obligations. Notwithstanding any term contained herein to the contrary, each of the obligations and liabilities of each of the Grantors hereunder are expressly agreed to be joint and several.

29. Counterparts. This Security Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Security Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against which enforcement is sought. Delivery by facsimile by any of the parties hereto of an executed counterpart hereof or of any amendment or waiver hereto shall be as effective as an original executed counterpart hereof or of such amendment or waiver and shall be considered a representation that an original executed counterpart hereof or such amendment or waiver, as the case may be, will be delivered.

30. Amendments. No amendment, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Grantor therefrom, shall be effective unless the same shall be made in accordance with the Credit Agreement and unless in writing signed by the Agent.

31. Termination. This Agreement shall terminate, and the Collateral shall be released from the Lien of this Agreement, upon indefeasible payment in full of all Secured Obligations and otherwise in accordance with the provisions of the Credit Agreement. Upon termination hereof or any release of Collateral in accordance with the Credit Agreement, the Agent shall, upon the request and at the cost and expense of the Grantors, assign, transfer and deliver to Grantors, against receipt and without recourse to or warranty by the Agent except as to the fact that the Agent has not encumbered the released assets, such of the Collateral to be released (in the case of a release) as may be in the possession of the Agent (or any agent or nominee of the Agent) and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Collateral, proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Collateral, as the case may be.

THE NEXT PAGE IS THE SIGNATURE PAGE

IN WITNESS WHEREOF, intending to be legally bound, each of the Grantors has caused this Agreement to be duly executed as of the date first above written.

LIONBRIDGE TECHNOLOGIES, INC.

By:
Name:
Title:

LIONBRIDGE US, INC.

By:
Name:
Title:

VERITEST, INC.

By:
Name:
Title:

MENTORIX TECHNOLOGIES, INC.

By:
Name:
Title:

[SIGNATURE PAGE CONTINUED ON NEXT PAGE]

[Signature Page to Security Agreement]

Accepted:

HSBC BANK USA, NATIONAL ASSOCIATION,
individually and as Administrative Agent

By:
Name:
Title:

WACHOVIA BANK, NATIONAL
ASSOCIATION

By:
Name:
Title:

[Signature Page to Security Agreement]